Exhibit 99.1
Edison Electric Institute 43rd Annual Financial Conference November 1 - 3, 2009 Growing Forward

This presentation contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "MANAGEMENT'S DISCUSSION AND ANALYSIS - FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy expects 2009 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of several factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors.

Consumers Energy Diversified investment Affordable to customers Healthy capital structure Attractive earnings growth Investment required or strongly desired Timely recovery Ludington Pumped Storage B C Cobb J H Campbell D E Karn J C Weadock J R Whiting Mio Alcona Cooke Foote Loud 5 Channels Hodenpyl Tippy Rogers Hardy Croton Webber Allegan Electric Gas Combination Zeeland New coal plant Strategy Territory Investment growth balances responsible rate increases and healthy capital structure with attractive earnings growth.

What's Top of Investor's Mind Electric Rate Case Energy law provides framework for growth Michigan economic recovery Utility investment plans Earnings and dividend growth

Michigan Energy Law Law balances need for regulatory certainty with customer interests. File and implement ratemaking with forward test year Rate deskewing - over 5 years Cap on choice - 10% of load Certificate of Necessity Renewables - 10% by 2015 Energy efficiency - sales reduction targets

Risk Mitigation through 2008 Energy Law Ratemaking File and implement ratemaking Forward test years Decoupling Uncollectibles tracker Stranded cost recovery Supply Retail open access cap Certificate of Necessity process Renewable energy plan Energy optimization ? ? ? ? ? ? ? Law Implementation ? ? ? ? ? ? ? Law mitigated several key risks. Implementation underway. ? ?

Regulatory Timeline Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb- 09 Mar-09 2008 2009 2010 November February May June September October November May Electric Rate Case U-15645 Filed Rebuttals Self implemented $179 mil Cross examination PFD Issued Final order New Gas General Rate Case Filed $114 mil Staff and intervenors file Self implement $89 mil Final Order Renewable Energy Plan (10% by 2015) Filed Final Order Implemented Surcharge $79 mil Energy Optimization Plan Filed Final Order Implemented Surcharge $91 mil (5.5% electric by 2015) (5.5% electric by 2015) (5.5% electric by 2015) (5.5% electric by 2015) (5.5% electric by 2015) ? ? ? ? Energy law balances need for regulatory certainty with customer interests.

Economy Electric Sales (weather adjusted) Key Michigan Economic Indicators 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 August Plan 22145 23722 24572 25237 25707 24533 24875 23916 24893 26051 26305 26977 27928 29143 29623 29894 30325 30877 31868 33177 34465 34622 35462 36355 37234 37463 37301 37792 37746 38017 37586 38372 38098 37339 36000 Revised Potential 37339 36000 0 (7)% Decline over three years ('79 -'82 recession) 2008 2009 (2)% (4)% 2009 1975 1986 1997 1 2 3 4 1 2 3 4 1 2 GDP -0.002 0.001 -0.008 -0.022 -0.026 -0.009 -0.005 0.003 0.003 0.002 Michigan Real Gross State Product (October 2009 Global Insight) Sales decline steeper than recession in early 1980s.

Residential Commercial Industrial Total August Board -0.008 -0.02 -0.088 -0.035 -0.013 -0.038 -0.09 -0.044 Electric Sales Trends a _ _ _ _ a Weather adjusted 2009 Sales versus 2008 Turn around anticipated in Second Half of 2010. 2010 Sales versus 2009 First Half Second Half Full Year -0.01 0.01 0 Flat

GM and New "Green" Announcements New businesses emerging. New Company Business Investment Jobs (mils) A123 Systems Batteries $ 600 5,000 Big 3 Automotive Hybrid Vehicles 400 - Hemlock Semiconductor Polycrystaline Silicon 1,000 300 Johnson Controls Batteries 220 500 KD Advanced Battery Batteries 665 800 LG Chem Batteries 244 440 Suniva Photovoltaics 250 500 United Solar Ovonic Photovoltaics - 350 Xtreme Power and Batteries and Solar Clairvoyant Energy Panels 1,300 4,000 $4,679 11,890 Electric Gas Combination General Motors Motors Liquidation Company New "Green" Facilities Examples of New Announcements GM and New "Green" Facilities

base 1 base 2 base 3 Clean Coal Plant SGE Renewables Electric Reliability and Other Gas Compression and Pipeline 0.41 0.07 0.15 0.08 0.1 0.05 0.09 0.05 Utility Investment Plan Diversified investment program that maximizes customer value while meeting regulatory requirements. Base Capital 63% Maintenance 41% Customer Growth 7% Clean Air 15% 2009-2013 Criteria $6.3 billion Regulation and safety requirements Customer savings O&M cost reductions Fuel cost reduction Efficiency increases and customer value Customer service and dependability Reliability improvement Customer satisfaction

Balanced Energy Plan Summary Extensive analysis of alternatives and risks Diverse and balanced plan Meets 10% renewable portfolio standard by 2015 Meets energy efficiency target of 5.5% by 2015 Includes demand management programs Purchase of Zeeland natural gas plant Build new clean coal facility Renewables (Nominal) Energy Efficiency and Demand Management Clean Coal Gas Combined Cycle 32 31 18 19 New Resources 2008 - 2018 New generation from diversified "fuel" sources.

Renewable Energy Growth - Primarily Wind Capital investment $1.2 billion by 2017 Over 52,000 acres of wind easements Collecting meteorological data at the sites Signed PPA for 9.4 Mw renewables in August RFP for larger projects due December 2009 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Voluntary Green Generation Program 71 71 71 71 71 71 71 71 71 71 71 State Renewables Standard 200 200 350 500 500 900 900 150 MW 400 MW State RPS of 10% planned to be met through existing renewables plus 50% build 50% PPA for new renewable sources. Potential federal RPS might require additional capacity by 2020. Status Wind Build & PPA MW 200 MW 150 MW

Advanced Metering Infrastructure (AMI) Program 75% Field environment communications 5% Data backhaul communications 20% SAP and other core business systems Billing Customer Information Outage Management Work and Asset Management Enterprise Applications (c) 2008 Consumers Energy Company MDM/MDUS Allows us to ensure system and technology are right before spending 80% of program cost.

2008 2009 2010 2011 2012 2013 Depreciation 7.851 8.729 8.486 7.922 7.592 7.123 6.597 Maintenance 0.574 1.132 1.644 2.117 2.616 Customer growth 0.077 0.156 0.244 0.337 0.431 Environmental 0.057 0.19 0.341 0.501 0.797 Zeeland plant 0.481 0.481 0.481 0.481 0.481 Gas compression and pipelines 0.064 0.143 0.211 0.279 0.342 Electric reliability and other 0.022 0.077 0.137 0.254 0.444 Renewables 0.005 0.023 0.039 0.122 0.26 AMI 0.006 0.011 0.019 0.095 0.348 Clean coal plant 0.029 0.096 0.238 0.408 0.556 7% Utility Growth Rate Base Bils $ Present Rate Base 2008 2009 2010 2011 2012 2013 Average Rate Base (bils) $9.3 $9.7 $10.5 $11.2 $12.4 New investment based on balancing responsible rate increases, healthy capital structure, as well as earnings and cash flow growth. 0 Investment 2009-13 (mils) Base capital $ 3,950 Choices in Plan Clean coal plant $ 530 ? AMI 620 Renewables 310 Electric reliability and other 550 Gas compression and pipelines 340 Total Choices in Plan $ 2,350 Total Capital 2009-13 $ 6,300 Examples of Coal Plant Alternative Plant life extensions/new gas generation $200 Accelerated wind investment 250 Reliability 75 Total $525 ? Investment Plan

What Makes CMS Different? State energy law provides framework for growth Diversified Utility investment opportunities boost rate base and EPS Timely regulation minimizes recovery lag Diversified customer base mitigates auto exposure Solid liquidity position NOL and AMT credits avoid need for new equity Track record of predictability Dividend yield and relative stock price discount provide attractive investment opportunity.

Appendix

2008 Sales & Cost Rate Relief Early Debt Retirement Premiums Projects 2009 grey 32 32 blank 21 21 31 31 green 15 1 red 11 0 5 special 2009 Third Quarter Adjusted (non-GAAP) EPS Utility Parent + Enterprises 4¢ Sales & weather (6)¢ Benefits (2) Interest cost (2) Higher investment cost & other (1) Total (11)¢ (4)¢ Appendix 1

2008 Sales & Cost Rate Relief Cost & Other Sales Rate Relief 2009 grey bars 0.93 0.69 0.69 1.1 1.01 1.01 0.88 grey segment 0.29 0.37 0.53 0.29 0.07 0.09 0.09 0.19 0.04 0 0.11 YTD To Go 2009 Adjusted (non-GAAP) Guidance Full year adjusted (non-GAAP) EPS guidance remains unchanged. $(0.05) $0.08 a _ _ _ _ a $1.25 excluding accounting changes related to convertible debt (FSP APB 14-1) and restricted stock (FSP EITF 03-6-1) Seasonality $(0.05) Sales & RCP (0.18) SO2 & UAs (0.07) Other cost (0.23) Total $(0.53) Full year YTD Full year YTD Electric "self-implementation" 0.19 0.11 Gas "self-implementation" 0.04 Appendix 2

2009 Cash Flow (non-GAAP) Forecast CMS Energy Parent Consumers Energy _ _ _ _ _ a Includes other _ _ _ _ _ b Includes cost of removal and capital leases $225 ? ? ? ? ? ? ? ? Appendix 3

2009 Sensitivities - Fourth Quarter Rest of the Year Impact Sensitivity EPS FCF (mils) Sales Electric + 100 Gwh + $.01 + $ 5 Gas + 10 bcf + .04 + 15 Uncollectible accounts ($56 million) + $3 million + .01 + 3 ROE Electric + 50 bps + .03 + 12 Gas + 50 + .01 + 2 Principal sensitivities include weather, the economy (sales and UAs), and accomplishing rate recovery. Appendix 4

Liquidity Components At 09-30-09 Facility Available Renewal Date (mils) (mils) A/R program $ 250 $ 250 February 2010 Bank of Nova Scotia LOC 30 0 November 2010 Consumers revolvers UBOC 150 150 August 2010 JPMorgan 500 165 March 2012 Energy Parent revolver 550 482 April 2012 Subtotal $1,480 $1,047 Cash balance NA 183 NA $1,480 $1,230 Adequate liquidity at Parent and Utility. Appendix 5

Tax Sharing Year-End Actual Estimate 2008 2009 2010 (bils) (bils) (bils) Gross NOL carry forwards $ 1.3 $ 1.1 $ .5 Net NOL cash benefit at 35% $ .4 $ .4 $ .2 Credit carry forwards .3 .3 .3 Remaining cash benefit $ .7 $ .7 $ .5 Appendix 6

Electric Customer Base Diversified . . . . Hemlock Semiconductor General Motors Delphi Corporation Pfizer Incorporated Meijer Incorporated State of Michigan Quanex Corporation Packaging Corporation of America Dow Corning Corporation Denso International Percent of 2008 electric gross margin is 3% Top Ten Customers Residential Commercial Autos Industrial Other 0.48 0.33 0.03 0.15 0.01 $1.6 Billion .. . . . "Autos" only 3% of gross margin. 2008 Electric Gross Margin Appendix 7

Customer Value Coal MCV Gas Nuclear Renewables Pumped Storage Oil Purchases 2008 0.32 0.13 0.23 0.08 0.03 0.1 0.05 0.06 Consumers Energy Coal Gas Nuclear Renewables Pumped Storage Oil Purchases 2006 0.52 0.26 0.08 0.01 0.02 0.06 0.05 9,600 MW MISO 125,000 MW Capacity Fuel Mix -- 2008 Diversified fuel mix minimizes risk and optimizes cost. MCV Appendix 8

MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT & PREFERRED SECURITIES
AS OF 09/30/2009

		Maturity	Amount
F/V	S/U	or Call Date	(000’s)	DEBT/ CO
SHORT-TERM DEBT:
F	S	05/15/10	$250,000	4% $250MM FMBs (CECo)
F	S	06/15/10	30,000	3.375% Fixed PCRBs (CECo)
F	S	06/15/10	27,900	4.25% PCRBs (CECo)
F	U	08/01/10	67,291	7.75% Sr Unsec Notes (CMS)
F	U	SHORT-TERM	140,000	*3.375% Convertible Sr Notes Put Date (CMS)

			$515,191

LONG-TERM DEBT:
F	U	04/15/11	$213,653	8.5% Sr Notes (CMS)
F	U	12/01/11	287,500	*2.875% Convertible Sr Unsec Notes Put Date (CMS)

			$501,153
F	U	02/01/12	$150,000	6.3% Senior Notes (CMS)
F	S	02/15/12	300,000	5% Series L FMBs (CECo)

			$450,000
V	U	01/15/13	$150,000	Floating Rate Sr Notes (CMS)
F	S	04/15/13	375,000	5.375% Series B FMBs (CECo)

			$525,000
F	S	02/15/14	$200,000	6% FMBs (CECo)
F	U	06/15/14	172,500	5.5% Convertible Sr Notes Put Date (CMS)
F	S	03/15/15	225,000	5% FMBs Series N (CECo)
F	U	12/15/15	125,000	6.875% Sr Notes (CMS)
F	S	08/15/16	350,000	5.5% Series M FMBs (CECo)
F	S	02/15/17	250,000	5.15% FMBs (CECo)
F	U	07/17/17	250,000	6.55% Sr Notes (CMS)
F	S	03/01/18	180,000	6.875% Sr Notes (CECo)
V	S	04/15/18	67,700	VRDBs to replace PCRBs (CECo)
F	S	09/15/18	250,000	5.65% FMBs (CECo)
F	S	03/15/19	350,000	6.125% FMBs (CECo)
F	U	06/15/19	300,000	8.75% Sr Notes (CMS)
F	S	09/15/19	500,000	6.70% FMBs (CECo)
F	S	04/15/20	300,000	5.65% FMBs (CECo)
F	U	07/15/27	34,002	QUIPS 7.75%(CMS) Pref Sec **
V	S	04/01/35	35,000	PCRBs (CECo)
F	S	04/15/35	139,266	5.65% FMBs IQ Notes (CECo)
F	S	09/15/35	175,000	5.80% FMBs (CECo)

			$3,903,468
			$5,894,812	TOTAL

			$5,860,810	TOTAL EXCLUDING PREFERRED SECURITIES

		Various Maturity Dates/No Maturity Date Available:
			$252,817	CECo Securitization Bonds (Long-Term & Short-Term) after 07/20/09 payment
			215,194	CECo Capital lease rental commitments (Long-Term & Short-Term) as of 09/30/09
			608	CMS Enterprises (Genesee) Capital lease rental commitments (Long-Term & Short-Term) as of 09/30/09
			162,759	CECo DOE Liability as of 09/30/09
			163,404	EnerBank (Long-Term & Short-Term) Discount Brokered CDs as of 09/30/09 (CMS)
			(40,103)	CMS Net unamortized discount as of 09/30/09
			(5,186)	CECo Net unamortized discount as of 09/30/09
			69,245	CMS Enterprises Debt (Long-Term & Short-Term) as of 09/30/09

			$6,713,551	GRAND TOTAL

* —	Date that issue can be put to the Company is used instead of maturity date

**—	Includes subordinated notes amounts associated with preferred securities. Principal amount of QUIPS: $28.6665MM Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured
Appendix-9

ELECTRIC RATE CASE U-15645*
On November 14, 2008, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase in its electric generation and distribution rates based on a 2009 test year. On May 29, 2009 the MPSC staff filed a revised position on Consumers Energy’s request for $214 million rate relief. The staff is recommending a rate increase of $111 million with an 11% ROE and a tracker for uncollectibles and decoupling that would allow the company to recover revenue lost due to energy optimization programs. On May 14, the company self-implemented a $179 million revenue increase using the rate design filed in November. On September 2 the Administrative Law Judge issued her proposal for decision recommending a revenue increase of $97 million, the details of which are provided below.

	Company
	Self-	Revised	ALJ
	Implemented	MPSC Staff	PFD	Explanation of Variance
Item	(Mils)	(Mils)	(Mils)	between Company and ALJ
1. O&M	$26	($24)	($13)	Distribution O&M: ($21) includes Forestry ($11) Production O&M: ($12) — Based on historical trends Uncollectibles: ($6) — Based on 3-year average

2. Sales	43	32	32	Sales: 36.2 mwh vs 36.8 mwh — Based on adjusted sales through Nov. 2008

3. Investment	100	98	80	Rate base: ($18) ; includes removal of DOE liability from rate base ($16); plant, CWIP, depreciation reserve ($2) Other: ($2)

4. Cost of Capital	10	5	(2)	Lower return on equity: ($12)

Total	$179	$111	$97

			Revised
Ratemaking	Existing	Consumers	MPSC	ALJ
Capital Structure %	(U-15245)	Self-Implemented	Staff Filing	PFD
Long Term Debt	41.55%	44.51%	44.80%	44.80%
Short Term Debt	0.81	0.77	0.78	0.78
Preferred Stock	0.50	0.47	0.48	0.48
Common Equity	41.75	40.88 (1)	40.51 (2)	40.51
Deferred FIT	14.65	12.73	12.80	12.80
JDITC/Other	0.74	0.64	0.63	.63

	100.00%	100.00%	100.00%	100.00%

Rate Base and	Existing	Consumers	Revised	ALJ
Return Percentage	(U-15245)	Self-Implemented	MPSC Staff	PFD
Rate Base	$5.53 billion	$6.27 billion	$6.26 billion	$6.08 billion
Return on Rate Base	6.93%	7.12%	7.09%	6.98%
Return on Equity	10.70%	11.00%	11.00%	10.70%

(1)	Equivalent to 47.61% on a financial basis

(2)	Equivalent to 47.22% on a financial basis
ELECTRIC RATE CASE SCHEDULE

Proposal for Decision	September 2, 2009
Exceptions	September 17, 2009
Replies to Exceptions	September 28, 2009
Decision	By November 14, 2009

*	Electric Rate Case U-15645 can be accessed at the Michigan Public Service Commission’s website. http://efile.mpsc.cis.state.mi.us/efile/electric.html
Appendix-10

GAS RATE CASE U-15986*
On May 22, 2009, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase in its gas delivery and transportation rates based on a 12 month ending September 30, 2010 test year. The request seeks authorization to implement a revenue decoupling mechanism and uncollectibles and pension expense tracking mechanisms. On October 22, the Staff filed its position recommending a $63 million increase. The Staff supported a revenue decoupling mechanism exclusive of weather impacts and net customer charge revenues. The Staff’s proposal would allow the Company to file a true-up within 90 days after the rates set in this proceeding have been in effect for 12 months. Staff did not support the Company’s proposed uncollectibles tracking mechanism, however, the Staff has identified a methodology, should the Commission authorize an uncollectibles tracking mechanism. On October 16, the Company filed a tariff sheet supporting the $89 million revenue increase the Company intends to self implement on November 19. If the self-implemented amount exceeds the amount awarded by the Commission in the final order, the difference would be subject to refund.

	Company		MPSC
	Self	MPSC	Staff
Item	Implement	Staff	B/(W)	Explanation of Variance
	(mils)	(mils)	(mils)
1. O&M	$17	$1	($16)	Uncollectible accounts expense: $(12)
				Manufactured Gas Plant Amortization: $(4) (1)

2. Sales	41	35	(6)	Miscellaneous revenues: $(6)

3. Investment	23	27	4	Manufactured Gas Plant Amortization: $4 (1)

4. Cost of Capital	8	0	(8)	Lower Return on Equity: $(6) (10.70% vs. 11.00%)
				Lower debt costs: $(1)
				Lower equity ratio: $(1)

Total	$89	$63	$26

(1)	The Staff classifies Manufactured Gas Plant amortization as depreciation while the Company classifies it as other O&M

Ratemaking	Existing	Consumers Filing	MPSC
Capital Structure	(U-15506)	Percent of Total	Staff
Long Term Debt	42.71%	43.43%	43.58%
Short Term Debt	0.66	0.58	0.34
Preferred Stock	0.49	0.46	0.46
Common Equity	41.78	41.07 (1)	40.78
Deferred Taxes	12.94	13.17	13.30
JDITC/Other	1.42	1.29	1.54

	100.00%	100.00%	100.00%

Rate Base and Return	Existing	Consumers	MPSC
Percentage	(U-15506)	Self Implement	Staff
Rate Base ($ billions)	$2.52	$2.76	$2.75
Return on Rate Base	7.03%	7.28%	7.06%
Return on Equity	10.55	11.00	10.70
GAS RATE CASE SCHEDULE – UPDATED AS OF OCTOBER 23, 2009

Hearing on Proposed Tariffs	October 27, 2009
Rebuttal Testimony	November 16, 2009
Self Implementation Under PA 286	November 19, 2009
Motions to Strike Testimony	December 4, 2009
Cross of all Witnesses	December 14-18, 2009 and January 5-7, 2010
Initial Briefs	January 27, 2010
Reply Briefs	February 10, 2010
PFD Target Date	March 24, 2010
Exceptions	April 7, 2010
Replies to Exceptions	April 21, 2010
Commission Order	May 21, 2010

(1)	Equivalent to 48.34% on financial basis.

*	Gas Rate Case U-15986 can be accessed at the Michigan Public Service Commission’s website. http://efile.mpsc.cis.state.mi.us/efile/gas.html
Appendix-11

Consumers Electric Utility Financial & Operating Statistics

Years Ended December 31	2008	2007	2006	2005	2004

ELECTRIC REVENUE AND POWER COSTS (Millions)
Residential	$1,414	$1,326	$1,279	$1,069	$996
Commercial	1,129	1,111	1,062	878	814
Industrial	810	775	764	553	523
Other	32	30	29	26	27

Total revenue from ultimate customers	$3,385	$3,242	$3,134	$2,526	$2,360
Wholesale	22	23	22	18	17
Intersystem	113	92	45	46	100
Retail open access/direct access	15	15	17	28	28
Miscellaneous	59	71	84	83	81

Total electric utility revenue	$3,594	$3,443	$3,302	$2,701	$2,586

Fuel for electric generation	$483	$385	$436	$464	$319
Purchased and interchange power	1,388	1,449	1,135	818	893

DEPRECIATION AND AMORTIZATION	$438	$397	$380	$292	$189

OPERATING INCOME (Millions)	$576	$413	$411	$342	$424

NET INCOME (Millions)	$271	$196	$199	$153	$222

DELIVERIES (Million kWhs)
System sales Residential	12,854	13,206	12,975	13,286	12,346
Commercial	11,969	12,384	12,199	11,221	10,785
Industrial	10,563	11,153	11,143	9,685	9,678
Other	225	231	227	229	230

Total sales to ultimate customers	35,611	36,974	36,544	34,421	33,039
Wholesale	333	496	498	468	461
Retail open access/direct access	1,541	1,364	1,455	4,056	4,152
Intersystem	1,176	1,329	814	3,624	2,481

Total electric system deliveries	38,661	40,163	39,311	42,569	40,133

AVERAGE ELECTRIC REVENUE (¢/kWh)
Residential	11.00	10.04	9.86	8.05	8.07
Commercial	9.43	8.98	8.71	7.82	7.55
Industrial	7.67	6.95	6.86	5.70	5.39
Other	14.22	12.99	12.78	11.45	11.38

Total	9.51	8.77	8.58	7.34	7.14

ELECTRIC CUSTOMERS BILLED (At December 31)
Residential	1,584,752	1,575,386	1,570,113	1,565,601	1,550,298
Commercial	208,931	211,365	211,718	211,273	210,623
Industrial	8,505	8,619	8,638	8,595	8,411
Retail Open Access/Direct Access	642	642	839	1,307	1,404
Other	2,045	2,025	2,009	1,972	1,195

Total	1,804,875	1,798,037	1,793,317	1,788,748	1,771,931

AUTHORIZED RETURN ON EQUITY	10.70%	11.15%	11.15%	11.15%	12.25%

RATE BASE (At December 31) ($ Millions))	$6,175	$5,407	$5,088	$4,839	$4,681

EARNED RETURN ON EQUITY-RATEMAKING	10.3%	9.4%	12.8%	10.5%	12.9%

POWER SOURCES (%)
Coal	45.5	42.9	43.7	47.8	48.6
Nuclear	0.0	4.3	14.6	16.1	13.8
Oil	0.1	0.3	0.1	0.5	0.5
Gas	2.1	0.3	0.4	0.9	0.1
Hydro	1.2	1.0	1.2	0.9	1.2
Net pumped storage (Consumers’ portion)	(1.1)	(1.2)	(1.1)	(1.3)	(1.4)

Total net generation	47.8	47.6	59.0	65.0	62.8

Total purchased and interchange	52.2	52.4	41.0	35.0	37.3

COOLING DEGREE DAYS
Normal degree days in calendar year	558	558	558	558	558
Actual degree days	542	773	613	916	431
Percent warmer (colder) than normal	(2.9)	38.5	9.9	64.2	(22.8)
Increase (decrease) from normal in:
Electric deliveries (millions of kWh)	146	736	118	1,359	(365)
EPS	$0.02	$0.09	$0.01	$0.14	($0.05)

CMS Energy Investor Relations	One Energy Plaza, Jackson, MI 49201 Tel. 517-788-2590	http://www.cmsenergy.com
Appendix 12

Consumers Electric Utility Supplemental Operating Statistics

Years Ended December 31	2008	2007	2006	2005	2004

FUEL COST ($/MMBtu)
Coal	2.01	2.04	2.09	1.78	1.43
Oil	11.54	8.21	8.68	5.98	4.68
Gas	10.94	10.29	8.92	9.76	10.07
Nuclear	0.00	0.42	0.24	0.34	0.33
Weighted average for all fuels	2.47	2.07	1.72	1.64	1.26

FUEL COST FOR GENERATION (%)
Coal	81.0	97.9	88.2	76.6	86.0
Oil and gas	4.1	9.1	6.7	14.4	6.2
Nuclear	0.0	2.2	3.7	5.4	6.2
Combustion turbine	14.6	0.9	0.8	1.8	0.4
NoX allowances	0.3	(10.2)	0.6	1.8	1.2

POWER GENERATED (Millions of kWhs)
Coal	17,701	17,903	17,744	19,711	18,810
Nuclear	0	1,781	5,904	6,636	5,346
Oil	41	112	48	225	193
Gas	804	129	161	356	38
Hydro	454	416	485	387	445
Net pumped storage (a)	(382)	(478)	(426)	(516)	(538)

Total net generation	18,618	19,863	23,916	26,799	24,294

Purchased and interchange:
MCV partnership	0	0	4,779	5,792	10,144
Other affiliates	949	949	992	941	1,017
Non-affiliates and interchange	19,347	20,889	10,882	7,662	3,291

Total purchased and interchange	20,296	21,838	16,653	14,395	14,452

Total generation and purchased	38,914	41,701	40,569	41,194	38,746

NET DEMONSTRATED CAPABILITY (MW) AT PEAK
Coal	2,850	2,841	2,841	2,837	2,837
Oil and gas	1,997	1,459	1,459	1,459	1,459
Nuclear	0	0	778	778	767
Combustion turbine	661	345	345	332	345
Hydro	73	73	74	74	73
Pumped storage	955	955	955	955	955
Total owned generation	6,536	5,673	6,452	6,435	6,436
Plus P&I power capability	3,050	3,627	2,756	2,516	2,479
Total owned and P&I	9,586	9,300	9,208	8,951	8,915
Peak load (megawatts) (b)	7,488	8,183	8,657	7,845	6,956
Nameplate generating capacity (MW) at peak	6,784	6,784	6,784	6,784	6,784
Heat rate-average Btu of fuel per net kWh generated (steam)	10,201	10,198	10,123	10,088	10,099
Load factor (b)	59.2	56.3	52.4	54.7	59.3
Reserve capacity (%)	22.0	12.0	6.0	12.4	22.0

(a)	Consumers’ portion of the Ludington pumped storage facility.

(b)	Excluding Retail Open Access loads.

CMS Energy Investor Relations	One Energy Plaza, Jackson, MI 49201 Tel. 517-788-2590	http://www.cmsenergy.com
Appendix-13

Consumers Gas Utility Financial & Operating Statistics 2008 2007 2006 2005 2004 GAS REVENUE AND COST OF GAS ($ Millions) Residential $1,971 $1,823 $1,646 $1,742 $1,466 Commercial 598 552 498 510 420 Industrial 124 113 111 116 94 Other 5 6 4 9 2 Total sales revenue $2,698 $2,494 $2,259 $2,377 $1,982 Transportation fees 45 44 40 43 41 Miscellaneous 84 83 75 63 58 Total gas utility revenue $2,827 $2,621 $2,374 $2,483 $2,081 Cost of gas sold 2,079 1,918 1,770 1,844 1,468 Gas utility revenue net of cost of gas $748 $703 $604 $639 $613 DEPRECIATION, DEPLETION AND AMORTIZATION $136 $127 $122 $117 $112 OPERATING INCOME $190 $170 $113 $151 $178 NET INCOME $89 $87 $37 $48 $71 SALES AND DELIVERIES (Bcf) Residential 171 167 154 176 177 Commercial 57 55 50 57 56 Industrial 12 12 12 13 13 Other - - - 1 - Total gas sales (1) 240 234 216 247 246 Gas transportation deliveries 98 107 92 103 139 Total gas sales and transportation deliveries 338 341 308 350 385 GAS CUSTOMERS BILLED (at December 31) Residential 1,577,863 1,580,586 1,584,666 1,577,358 1,562,462 Commercial 118,870 119,703 119,936 121,314 118,461 Industrial 6,961 7,014 6,982 7,081 7,145 Transportation 2,507 2,495 2,483 2,567 2,721 Total customers 1,706,201 1,709,798 1,714,067 1,708,320 1,690,789 AVERAGE GAS REVENUE ($ per Mcf) Residential $11.53 $10.93 $10.70 $9.89 $8.31 Commercial 10.49 10.09 9.87 8.96 7.44 Industrial 10.33 9.62 9.45 8.68 6.10 Transportation (2) 0.70 0.68 0.61 0.61 0.57 GAS SUPPLY (MMcf) Gas Cost Recovery 208,296 216,843 207,223 236,978 232,722 Gas Customer Choice 24,177 19,520 15,915 13,989 17,873 Total 232,473 236,363 223,138 250,967 250,595 AVERAGE COST OF GAS SOLD ($ per Mcf) (3) Gas Cost Recovery $8.36 $7.91 $8.03 $7.47 $5.95 Gas Customer Choice 9.99 9.79 8.94 6.75 5.89 AUTHORIZED RETURN ON EQUITY 10.55% 10.75% 11.0% 11.4% 11.4% RATE BASE (at December 31) ($ Millions) $2,638 $2,444 $2,446 $2,226 $2,136 EARNED RETURN ON EQUITY-RATEMAKING 8.2% 8.4% 5.1% 6.6% 10.5% HEATING DEGREE DAYS Normal degree days in calendar year 7,098 7,098 7,098 7,098 7,098 Actual degree days 6,917 6,561 6,119 6,557 6,763 Percent colder (warmer) than normal (2.6) (7.6) (13.8) (7.6) (4.7) Increase (decrease) from normal in: Gas deliveries (Bcf) 4.1 (6.3) (30.2) (7.4) (10.7) EPS $ 0.02 ($ 0.03) ($ 0.12) ($ 0.03) ($ 0.05) CMS Energy Investor Relations One Energy Plaza, Jackson, MI 49201 Tel. 517-788-2590 http://www.cmsenergy.com ) ) ) ) (1) Includes Gas Customer Choice sales. (2) Average gas revenue for transportation excludes amounts related to MCV and off-system transportation. (3) Includes pipeline transportation charges. Appendix-14

Independent Power Production Asset List

		Gross		Primary			Percentage of Gross
		Capacity	CMS	Fuel		In-Service	Capacity Under Long-
No.	Project Name	MW	MW	Type	Location	Date	Term Contract
							(%)
Projects in Operation:
* 1	Craven	50	25	Biomass	N. Carolina	1990	0
* 2	DIG	710	710	Natural Gas	Michigan	2001	92
* 3	Exeter	31	31	Tires	Connecticut	1991	0
* 4	Filer City	70	35	Coal/Wood Waste	Michigan	1990	100
* 5	Genesee	40	20	Biomass	Michigan	1996	100
* 6	Grayling	38	19	Biomass	Michigan	1992	100
* 7	Honey Lake	36	14	Biomass	California	1989	100
* 8	Michigan Power	224	224	Natural Gas	Michigan	1999	0

Projects in Operation 1,199			1,078

*	Operated by CMS Energy
As of April 2009

CMS Energy Investor Relations	One Energy Plaza,	Jackson, MI 49201 Tel. 517-788-2590	http://www.cmsenergy.com
Appendix-15

GAAP Reconciliation

CMS Energy Corporation
Earnings Segment Results GAAP Reconciliation
(Unaudited)

	Three Months Ended		Nine Months Ended
September 30	2009	2008	2009	2008

Electric Utility
Reported	$0.49	$0.46	$0.94	$0.97
Unrealized Investment Loss	—	0.01	—	0.01
Asset Sales Loss and Other, net	—	—	—	0.01

Adjusted	$0.49	$0.47	$0.94	$0.99

Gas Utility
Reported	$(0.05)	$(0.08)	$0.22	$0.19
Unrealized Investment Loss	—	0.01	—	0.01

Adjusted	$(0.05)	$(0.07)	$0.22	$0.20

Enterprises
Reported	$0.02	$0.01	$(0.05)	$0.05
Unrealized Investment Loss	—	0.01	—	0.01
Asset Sales (Gain) Loss and Other, net	0.01	(* )	0.08	(0.02)

Adjusted	$0.03	$0.02	$0.03	$0.04

Corporate Interest and Other
Reported	$(0.15)	$(0.07)	$(0.32)	$(0.27)
Asset Sales (Gain) Loss and Other, net	*	(0.03)	0.01	(0.03)

Adjusted	$(0.15)	$(0.10)	$(0.31)	$(0.30)

Discontinued Operations
Reported	(* )	$0.01	$0.13	*
Discontinued Operations (Income) Loss	*	(0.01)	(0.13)	(* )

Adjusted	$—	$—	$—	$—

Totals
Reported	$0.31	$0.33	$0.92	$0.94
Discontinued Operations (Income) Loss	*	(0.01)	(0.13)	(* )
Unrealized Investment Loss	—	0.03	—	0.03
Asset Sales (Gain) Loss and Other, net	0.01	(0.03)	0.09	(0.04)

Adjusted	$0.32	$0.32	$0.88	$0.93

2009 A-1

CMS Energy Corporation
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

(In millions, except per share amounts)	2008
	1Q		2Q	3Q	Sept YTD	4Q	Dec YTD

Reported net income — GAAP	$102		$44	$78	$224	$60	$284

After-tax items:
Electric and gas utility	—		1	6	7	5	12
Enterprises	*		(4)	(* )	(4)	1	(3)
Corporate interest and other	—		—	(6)	(6)	1	(5)
Discontinued operations (income) loss	(*	)	1	(1)	(* )	*	(* )

Adjusted income — non-GAAP	$102		$42	$77	$221	$67	$288

Average shares outstanding, basic	225.2		225.4	225.8	225.5	226.3	225.7
Average shares outstanding, diluted	237.6		240.6	236.3	238.2	228.1	236.2

Reported earnings per share — GAAP	$0.43		$0.18	$0.33	$0.94	$0.26	$1.20

After-tax items:
Electric and gas utility	—		0.01	0.02	0.03	0.03	0.05
Enterprises	*		(0.02)	0.01	(0.01)	*	(0.01)
Corporate interest and other	—		—	(0.03)	(0.03)	*	(0.02)
Discontinued operations (income) loss	(*	)	0.01	(0.01)	(* )	*	(* )

Adjusted earnings per share — non-GAAP	$0.43		$0.18	$0.32	$0.93	$0.29	$1.22

(In millions, except per share amounts)	2009
	1Q		2Q	3Q	Sept YTD
Reported net income — GAAP	$69		$74	$73	$216

After-tax items:
Electric and gas utility	—		—	—	—
Enterprises	*		16	2	18
Corporate interest and other	*		1	1	2
Discontinued operations (income) loss	(*	)	(29)	*	(29)

Adjusted income — non-GAAP	$69		$62	$76	$207

Average shares outstanding, basic	226.6		226.9	227.3	227.0
Average shares outstanding, diluted	233.2		234.6	238.5	235.4

Reported earnings per share — GAAP	$0.30		$0.32	$0.31	$0.92

After-tax items:
Electric and gas utility	—		—	—	—
Enterprises	*		0.07	0.01	0.08
Corporate interest and other	*		*	*	0.01
Discontinued operations (income) loss	(*	)	(0.13)	*	(0.13)

Adjusted earnings per share — non-GAAP	$0.30		$0.26	$0.32	$0.88

Note: Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.
2009 A-2

Consumers Energy
2009 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax	Interest	Pension	Accts/Rec	Capital	Securitization	Preferred	Common	Consolidated Statements of Cash Flows
	non-GAAP	Sharing	Payments	Contribution	Financing	Lease Pymts	Debt Pymts	Dividends	Dividends	GAAP
Description	Amount	Operating	as Operating	as Operating	as Operating	as Financing	as Financing	as Financing	as Financing	Amount	Description
Cash at year end 2008	$69	$—	$—	$—	$—	$—	$—	$—	$—	$69	Cash at year end 2008

Sources
Operating	$1,315	$(75)	$(223)	$—	$—	$26	$34	$—	$—	$1,077
Other working capital	150	—	—	(199)	(60)	—	—	—	—	(109)

Sources	$1,465	$(75)	$(223)	$(199)	$(60)	$26	$34	$—	$—	$968	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(225)	$—	$223	$—	$—	$—	$—	$2	$—	$—
Pension Contribution	(199)	—	—	199	—	—	—	—	—	—
Capital expenditures	(900)	—	—	—	—	—	—	—	—	(900)
Dividends/tax sharing to CMS	(365)	75	—	—	—	—	—	—	290	—

Uses	$(1,689)	$75	$223	$199	$—	$—	$—	$2	$290	$(900)	Net cash provided by investing activities

Cash flow	$(224)	$—	$—	$—	$(60)	$26	$34	$2	$290	$68	Cash flow from operating and investing activities

Financing
Equity	$100	$—	$—	$—	$—	$—	$—	$(2)	$—	$98
New Issues	500	—	—	—	—	—	—	—	—	500
Retirements	(350)	—	—	—	—	(26)	(34)	—	(290)	(700)
Other	(10)	—	—	—	—	—	—	—	—	(10)
Net short-term financing	(60)	—	—	—	60	—	—	—	—	—

Financing	$180	$—	$—	$—	$60	$(26)	$(34)	$(2)	$(290)	$(112)	Net cash provided by financing activities

Net change in cash	$(44)	$—	$—	$—	$—	$—	$—	$—	$—	$(44)	Net change in cash

Cash at year end 2009	$25	$—	$—	$—	$—	$—	$—	$—	$—	$25	Cash at year end 2009

2009 A-3

CMS Energy Parent
2009 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest	Overheads &	Other	Preferred	Cash From	Consolidated Statements of Cash Flows
	non-GAAP	Payments	Tax Payments	Uses (a)	Dividends	Consolidated	GAAP
Description	Amount	as Operating	as Operating	as Operating	as Financing	Companies	Amount	Description
Cash at year end 2008	$117	$—	$—	$—	$—	$27	$144	Cash at year end 2008

Sources
Consumers Energy dividends/tax sharing	$365	$(124)	$(20)	$—	$—	$—	$221
Enterprises	15	—	—	(40)	—	8	(17)

Sources	$380	$(124)	$(20)	$(40)	$—	$8	$204	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(135)	$124	$—	$—	$11	$—	$—
Overhead and Federal tax payments	(20)	—	20	—	—	—	—
Pension Contributions	(7)	—	—	7	—	—	—
Equity infusions	(100)	—	—	33	—	(37)	(104)

Uses (a)	$(295)	$124	$20	$40	$11	$(37)	$(137)	Net cash provided by investing activities

Cash flow	$85	$—	$—	$—	$11	$(29)	$67	Cash flow from operating and investing activities

Financing and dividends
New Issues	$473	$—	$—	$—	$(11)	$38	$500
Retirements	(473)	—	—	—	—	(7)	(480)
Net short-term financing	(72)	—	—	—	—	—	(72)
Other	8	—	—	—	—	—	8
Common dividend	(113)	—	—	—	—	—	(113)

Financing	$(177)	$—	$—	$—	$(11)	$31	$(157)	Net cash provided by financing activities

Net change in cash	$(92)	$—	$—	$—	$—	$2	$(90)	Net change in cash

Cash at year end 2009	$25	$—	$—	$—	$—	$29	$54	Cash at year end 2009

(a)	Includes other and roundings
2009 A-4

Consolidated CMS Energy
2009 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications to Arrive at the
			Consolidated Statement of Cash Flows
Statements of Cash Flows			Consumers	Equity
	Consumers	CMS Parent	Common Dividend	Infusions to	Consolidated Statements of Cash Flows
Description	Amount	Amount	as Financing	Consumers	Amount	Description
Cash at year end 2008	$69	$144	$—	$—	$213	Cash at year end 2008

Net cash provided by operating activities	$968	$204	$(290)	$—	$882	Net cash provided by operating activities

Net cash provided by investing activities	(900)	(137)	—	100	(937)	Net cash provided by investing activities

Cash flow from operating and investing activities	$68	$67	$(290)	$100	$(55)	Cash flow from operating and investing activities

Net cash provided by financing activities	$(112)	$(157)	$290	$(100)	$(79)	Net cash provided by financing activities

Net change in cash	$(44)	$(90)	$—	$—	$(134)	Net change in cash

Cash at year end 2009	$25	$54	$—	$—	$79	Cash at year end 2009

2009 A-5